                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 8, 2006

                                   SWMX, INC.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                 333-130586                   20-5296949
          --------                 ----------                   ----------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)

           1 Bridge Street
            Irvington, NY                                     10533
            -------------                                     -----
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (914) 406-8400

              ----------------------------------------------------
          (Former name or former address, if changed since last report)

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       Check the  appropriate  box below if the Form 8-K filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications  pursuant  to Rule  13e-4  (c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On August 8, 2006, Charles Omphalius was involuntarily  terminated from his duties as President of SoftWave Media  Exchange,  Inc., the wholly owned and operating subsidiary of SWMX, Inc.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

     (d)       Exhibits.

     The exhibits  listed in the  following  Exhibit  Index are filed as part of this Current Report on Form 8-K.

     Exhibit No.                    Description
     -----------                    -----------
        99.1           Press Release dated August 14, 2006

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 14, 2006                          SWMX, INC.

                                                By:  /s/ James Caci
                                                   -----------------------------
                                                    James Caci
                                                    Chief Financial Officer